UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 21, 2004
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                           GTECH Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)

               1-11250                           05-0450121
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      (Commission file number)         IRS Employer Identification Number)

              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 401-392-1000
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)


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Item 2.02.    Results of Operations and Financial Condition.
              -----------------------------------------------

                  This Report incorporates by reference the: (a) press release issued by GTECH on September 21, 2004 respecting GTECH's fiscal 2005 second quarter results, which is attached as Exhibit 99(a) hereto, (b) scripts for GTECH's fiscal 2005 second quarter earnings conference call held on September 21, 2004, which are attached as Exhibit 99(b) hereto, and (c) slides for GTECH's fiscal 2005 second quarter earnings conference call, which are attached as
Exhibit 99(c) hereto.



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GTECH HOLDINGS CORPORATION


                                  By:  /s/ Michael K. Prescott
                                       -----------------------------------------
                                       Michael K. Prescott
                                       Vice President and Deputy General Counsel

Dated:  September 21, 2004


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                                  Exhibit Index

Exhibit Number                Description
----------------------        --------------

Exhibit 99(a)                 Press Release dated September 21, 2004

Exhibit 99(b)                 September 21, 2004 Earnings Conference Call
                                Scripts

Exhibit 99(c)                 Slides for September 21, 2004 Earnings Conference
                                 Call